EXHIBIT 32.1

EXHIBIT 99

Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Marvin’s Place, Inc. ("Meltdown") on Form 10-QSB for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chong Kim, President and Chief Executive Officer of Meltdown, and I, Chong Kim, Principal Financial Officer of Meltdown, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Meltdown.

Date: November 19, 2008

/s/ Chong Kim

Chong Kim

President and Chief Executive Officer

Date: November 19, 2008

/s/ Chong Kim

Chong Kim

Principal Financial Officer

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